SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 11, 2005


                               SERVICE 1ST BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       CALIFORNIA                     000-50323                32-0061893
----------------------------        -------------         ---------------------
(State or other jurisdiction        (File Number)           (I.R.S. Employer
     of incorporation)                                    identification number)


           2800 West March Lane, Suite 120, Stockton, California 95219
           -----------------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (209) 956-7800
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

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

Item 2.02.  Results of Operations and Financial Condition.
            ---------------------------------------------

            On August 11, 2005, Registrant issued a press release announcing earnings for the quarter ending June 30, 2005. Total assets as of June 30, 2005 were $161,367,042 compared to $124,726,594 at June 30, 2004. This represents an increase of 29.4% from the same period in 2004.

            The foregoing is qualified by reference to the press release attached as Exhibit 99.1.


Item 9.01.  Financial Statements and Exhibits
            ---------------------------------

            a.    Financial Statements
                  --------------------

                  Not Applicable.

            b.    Pro Forma Financial Information
                  -------------------------------

                  Not Applicable.

            c.    Exhibits
                  --------

                  (99.1) Press Release dated August 11, 2005

                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


August 11, 2005

Service 1st Bancorp


By:   /s/ JOHN O. BROOKS
      ------------------------------
      John O. Brooks
      Chairman

                                  EXHIBIT INDEX

                                                                    Sequential
Exhibit Number          Description                                 Page Number
--------------          -----------                                 -----------

    99.1          Press Release dated August 11, 2005                   5